UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019
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WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32209	47-0937650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	8735 Henderson Road, Renaissance One Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 290-6200
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	WCG	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.
A special meeting of stockholders of WellCare Health Plans, Inc. (the “Company”) was held on June 24, 2019 (the “Special Meeting”). Descriptions of each of the proposals voted upon at the Special Meeting are contained in the definitive joint proxy statement/prospectus, dated May 23, 2019, which was first mailed to the Company’s stockholders on or about May 24, 2019. At the close of business on May 22, 2019, the record date for the Special Meeting, the Company had 50,311,854 shares of common stock issued and outstanding. The holders of a total of 41,810,558 shares of common stock were present at the Special Meeting, either in person or by proxy, which constituted a quorum for the purpose of the Special Meeting.
The final voting results as to each proposal are set forth below.
Proposal One: Merger Agreement Proposal
A proposal to adopt the Agreement and Plan of Merger, dated as of March 26, 2019 (the “Merger Agreement”), by and among Centene Corporation, Wellington Merger Sub I, Inc., Wellington Merger Sub II, Inc. and the Company, as may be amended from time to time (the “Merger Agreement Proposal”). Voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,665,666	141,986	2,906	0

Proposal Two: Compensation Proposal

A proposal to approve, on a non-binding advisory basis, compensation payable to executive officers of the Company in connection with the transactions contemplated by the Merger Agreement. Voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,323,309	7,449,480	37,769	0
Proposal Three: Adjournment Proposal
A proposal to approve the adjournment of the Special Meeting, from time to time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal. Voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,905,474	8,898,282	6,802	0
Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

Item 8.01 Other Events.
On June 24, 2019, the Company and Centene Corporation issued a joint press release (the “Press Release”) announcing the results of the Special Meeting. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated as of June 24, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019	WELLCARE HEALTH PLANS, INC. /s/ Anat Hakim
Anat Hakim
Executive Vice President, General Counsel and Secretary

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